                                                                    Exhibit 99.5
                                                                         Page 11

  CASE NAME:      Aerovox, Inc.          INCOME STATEMENT             FORM OPR-5
  CASE NUMBER:    01-14680 jnf           FOR MONTH ENDED:

                                          December 29,   January 26,   February 23,   March 30,      April 27,        FILING
                                             2001           2002           2002          2002          2002           TO DATE
                                          ------------   -----------   ------------  -----------   -------------   -------------
NET REVENUE (INCOME)                        $3,615,244    $4,348,787     $4,393,907   $5,824,946      $4,969,029     $52,203,403
                                          ------------   -----------   ------------  -----------   -------------   -------------

COST OF GOODS SOLD:

 Materials                                   2,042,127     2,604,864      2,815,366    3,547,290       3,068,703      30,792,222
                                          ------------   -----------   ------------  -----------   -------------   -------------

 Labor                                         317,440       360,765        490,911      597,403         528,401       5,018,108
                                          ------------   -----------   ------------  -----------   -------------   -------------

 Manufacturing Overhead                        680,790       811,011      1,026,348    1,277,831       1,067,087      10,513,316
                                          ------------   -----------   ------------  -----------   -------------   -------------

  COST OF GOODS SOLD AT STANDARD             3,040,357     3,776,640      4,332,625    5,422,524       4,664,190      46,323,646
                                          ------------   -----------   ------------  -----------   -------------   -------------

 Variances (favorable)/unfavorable            (238,579)      134,480       (342,209)     (54,515)       (847,620)       (635,084)
                                          ------------   -----------   ------------  -----------   -------------   -------------

  ACTUAL COST OF GOODS SOLD                  2,801,778     3,911,119      3,990,416    5,368,008       3,816,570      45,688,562
                                          ------------   -----------   ------------  -----------   -------------   -------------

GROSS PROFIT                                   813,466       437,668        403,492      456,938       1,152,459       6,514,840
                                          ------------   -----------   ------------  -----------   -------------   -------------

OPERATING EXPENSES:

  Selling and Marketing                        122,768       119,104        134,513      212,677          91,403       1,399,740
                                          ------------   -----------   ------------  -----------   -------------   -------------

  R & D and Product Services                    80,489        83,704         79,004       97,189          69,401         955,017
                                          ------------   -----------   ------------  -----------   -------------   -------------

  General and Administrative                   391,403       350,358        333,772      718,069         602,598       4,552,058
                                          ------------   -----------   ------------  -----------   -------------   -------------

   TOTAL OPERATING EXPENSES                    594,660       553,166        547,289    1,027,935         763,402       6,906,815
                                          ------------   -----------   ------------  -----------   -------------   -------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES            218,805      (115,498)      (143,798)    (570,997)        389,058        (391,975)
                                          ------------   -----------   ------------  -----------   -------------   -------------

INTEREST EXPENSE                               162,683       141,470        144,052      184,368         101,370       1,671,678
                                          ------------   -----------   ------------  -----------   -------------   -------------

DEPRECIATION                                   283,689       286,545        267,909      268,358         268,356       3,071,632
                                          ------------   -----------   ------------  -----------   -------------   -------------

INCOME TAX EXPENSE (BENEFIT)                   (61,536)            0              0       36,901               0          52,527
                                          ------------   -----------   ------------  -----------   -------------   -------------

OTHER INCOME (EXPENSE)                        (131,548)     (568,939)        29,160     (123,280)       (705,206)     (2,671,118)
                                          ------------   -----------   ------------  -----------   -------------   -------------

   NET INCOME (LOSS)                         ($297,579)  ($1,112,452)     ($526,599) ($1,183,903)      ($685,874)    ($7,858,929)
                                          ============   ===========   ============  ===========   =============   =============
